Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED DEVELOPMENT

AND MANUFACTURING AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED DEVELOPMENT AND MANUFACTURING AGREEMENT (“Second Amendment”) is made and entered into this 27th day of February, 2013 (“Second Amendment Effective Date”) by and between BAXTER HEALTHCARE CORPORATION, a Delaware corporation (“Baxter”), and CORNERSTONE THERAPEUTICS, a Delaware corporation (“Cornerstone”).

WHEREAS, Baxter and Cornerstone are parties to an Amended and Restated Development and Manufacturing Agreement dated November 6, 2009 as first amended on July 12, 2010 (collectively, the “Original Agreement”);

AND WHEREAS, Baxter and Cornerstone wish to amend certain provision(s) of the Original Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth Baxter and Cornerstone agree that the following amendment(s) shall be made to the Original Agreement, effective as of the Second Amendment Effective Date:

1. Section 6.4.1 shall be deleted in its entirety and replaced with the following:

“Annual Purchase Obligation. Cornerstone agrees to purchase from Baxter a minimum number of units of Product in each calendar year during the Term of this Agreement (the “Annual Purchase Obligation”), which Annual Purchase Obligation shall be pro-rated for any partial calendar year. The Annual Purchase Obligation is set forth in Exhibit E. In the event Cornerstone orders and purchases less than the Annual Purchase Obligation in any calendar year (the “Shortfall”), Cornerstone shall pay to Baxter [***] the [***] and the [***] of the [***] based on the following:

(a)	For the Shortfall in 2012, Cornerstone shall pay Baxter an amount equivalent to [***];

(b)	If there is a Shortfall for 2013 or any remaining calendar year in the Initial Term or any Renewal Term, Cornerstone shall pay Baxter an amount equivalent to [***].”

2. Sections 6.4.1.1, 6.4.1.2, 6.4.1.3 and 6.4.1.4 shall be deleted in their entirety and intentionally left blank.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

3. In Section 7.1, the second, third and fourth sentences shall be deleted.

4. In Section 7.2, the following new phrase shall be added at the beginning of the existing sentence:

“Commencing in [***],”

5. Section 7.5 shall be deleted in its entirety and replaced with the following:

“Commencing with [***] the price per bag shall be increased to reflect an additional charge (“Surcharge”) of $[***] per bag. Baxter will provide no less than [***] written notice to Cornerstone prior to the implementation of the Surcharge. The Surcharge of $[***] per bag will apply to all firm purchase orders submitted by Cornerstone to Baxter no less than [***] after receipt of notice in [***]. Commencing on [***], the Surcharge per bag will be [***]; therefore, all firm purchase orders submitted by Cornerstone to Baxter in [***] shall reflect a Surcharge of $[***] per bag. Commencing on [***],[***] Surcharge will apply for [***] or for any calendar year in the remainder of the Initial Term or any Renewal Term. Further, in the event of a Shortfall in [***] or [***], the Surcharge per bag shall apply to any Shortfall amount for that year.”

6. In Section 17.1, “December 31, 2016” is hereby deleted in its entirety and replaced with the following:

“December 31, 2019”

7. Section 17.1.1 and its subparts, 17.1.1.1, 17.1.1.2 and 17.1.1.3, shall be deleted in their entirety and intentionally left blank.

8. Section 17.2.1.4 is hereby deleted in its entirety and intentionally left blank.

9. Exhibit E shall be deleted in its entirety and replaced with the new Exhibit E attached to this Second Amendment.

10. The phrase “this Agreement” as it appears in the Original Agreement or this Second Amendment shall be deemed to refer to the Original Agreement, as modified by this Second Amendment.

11. Except as modified by this Second Amendment, the terms of the Original Agreement shall continue in full force and effect.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

12. This Second Amendment may be executed in counterparts and all of such counterparts taken together shall be deemed one and the same instrument. Any photocopy, facsimile, or pdf of the executed Second Amendment shall constitute an original.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized representatives.

BAXTER HEALTHCARE CORPORATION		CORNERSTONE THERAPEUTICS

By:	/s/ Robert Felicelli	By:	/s/ Craig A. Collard
Name:	Robert Felicelli	Name:	Craig A. Collard
Title:	Global Franchise Head	Title:	CEO

EXHIBIT E

MANUFACTURING FEES AND ANNUAL PURCHASE OBLIGATION

Cornerstone will fulfill the Annual Purchase Obligation by purchasing agreed upon batches from any of the four Cardene Presentations (1X RTU Saline, 1X RTU Dextrose, 2X RTU Saline, or 2X RTU Dextrose).

The Annual Purchase Obligation & pricing tiers per each unit of Product are set forth below:

	2013	2014	2015 Tiers**	2015	2016	2017	2018	2019
Price For First [***]	*[***]	*$[***]	First [***]	$[***]	**$[***]	***See note below.	***See note below.	***See note below.
>[***] Tier	*$[***]	*[***]	>[***]Tier	$[***]	**$[***]	***See note below.	***See note below.	***See note below.
Annual Purchase Obligation (000)	[***]	[***]		[***]	[***]	[***]	[***]	[***]

Notes:

*	The Manufacturing Fee per unit of Product shall also be subject to a Surcharge per Section 7.5.
**	Annual price adjustments shall commence in [***] in accordance with Section 7.2.
***	The Manufacturing Fee per unit of Product shall be based on the [***], and shall be subject to an annual price adjustment for the current year in accordance with Section 7.2.

[***] Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

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